American Century Variable Portfolios, Inc. Summary Prospectus and Prospectus Supplement VP Large Company Value Fund
Supplement dated February 19, 2022 ■ Summary Prospectus dated May 1, 2021 (as revised August 1, 2021) and Prospectus dated May 1, 2021
The following replaces the entry for Philip Sundell under Portfolio Managers in the summary prospectus and the prospectus:
Philip Sundell, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2016.
Adam Krenn, CFA, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2011.

The following replaces the entry for Philip Sundell under The Fund Management Team in the prospectus on page 7:
Philip Sundell
Mr. Sundell, Portfolio Manager, has been a member of the team that manages the fund since 2016. He joined American Century Investments in 1997, became a senior analyst in 2007 and became a portfolio manager in 2017. He has a bachelor's degree from Missouri State University and an MBA from Texas Christian University. He is a CFA charterholder.
Adam Krenn
Mr. Krenn, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since joining American Century in 2011 as an analyst. He became a senior investment analyst in 2012 and a portfolio manager in 2020. He has a bachelor of arts degree from the University of Notre Dame. He is a CFA charterholder.

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